Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(9,931,024)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(10,458,427)
Dividend Income	619,703
Interest Income	400,003
ETF Transaction Fees	1,050
Total Income (Loss)	$(19,368,695)

Expenses
Management Fees	$233,258
Professional Fees	36,181
Brokerage Commissions	11,871
Directors' Fees and Insurance	6,844
Total Expenses	$288,154
Net Income (Loss)	$(19,656,849)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/26	$371,240,829
Withdrawals (150,000 Shares)	(14,187,101)
Net Income (Loss)	(19,656,849)

Net Asset Value End of Month	$337,396,879
Net Asset Value Per Share (3,650,000 Shares)	$92.44

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$24,647,575
Unrealized Gain (Loss) on Market Value of Commodity Futures	(48,856,447)
Dividend Income	1,395,550
Interest Income	867,655
ETF Transaction Fees	4,550
Total Income (Loss)	$(21,941,117)

Expenses
Management Fees	$416,882
Professional Fees	102,209
Brokerage Commissions	23,615
Directors' Fees and Insurance	13,129
Total Expenses	$555,835
Net Income (Loss)	$(22,496,952)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/26	$812,064,180
Additions (450,000 Shares)	17,506,785
Withdrawals (2,150,000 Shares)	(82,339,885)
Net Income (Loss)	(22,496,952)

Net Asset Value End of Month	$724,734,128
Net Asset Value Per Share (19,200,000 Shares)	$37. 75

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$14,716,551
Unrealized Gain (Loss) on Market Value of Commodity Futures	(59,314,874)
Dividend Income	2,015,253
Interest Income	1,267,658
ETF Transaction Fees	5,600
Total Income (Loss)	$(41,309,812)

Expenses
Management Fees	$650,140
Professional Fees	138,390
Brokerage Commissions	35,486
Directors' Fees and Insurance	19,973
Total Expenses	$843,989
Net Income (Loss)	$(42,153,801)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/26	$1,183,305,009
Additions (450,000 Shares)	17,506,785
Withdrawals (2,300,000 Shares)	(96,526,986)
Net Income (Loss)	(42,153,801)

Net Asset Value End of Month	$1,062,131,007

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

 Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596